UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2019

SmileDirectClub, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2019, SmileDirectClub, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 58,537,000 shares of its Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), at an offering price of $23.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-233315) (as amended, the “Registration Statement”). On September 13, 2019, the Company filed a Prospectus dated  September 11, 2019 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

• a Seventh Amended and Restated Limited Liability Company Agreement of SDC Financial LLC, a Delaware limited liability company and subsidiary of the Company (“SDC Financial”), dated September 13, 2019;

• a Tax Receivable Agreement, dated September 13, 2019, by and among the Company, SDC Financial, and each of the Members (as defined in therein) from time to time party thereto; and

• a Voting Agreement by and among David Katzman and the parties named therein, dated September 13, 2019.

The terms of each of the agreements are substantially the same as the terms set forth in the forms of such agreements that were filed as exhibits to the Registration Statement and as previously described in the Registration Statement and the Prospectus.  Copies of each of the agreements are attached to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Prior to the closing of the IPO, in connection with the Reorganization Transactions described in the Prospectus, the Company issued (i) an aggregate of 41,144,843 shares of Class A common stock to certain Pre-IPO Investors (as defined and described in the Prospectus) in consideration for the Blocker Mergers (as defined and described in the Prospectus); and (ii) an aggregate of 279,474,553 shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock”), to certain Pre-IPO Investors who are Continuing LLC Members (as defined and described in the Prospectus) in SDC Financial, representing one share of Class B common stock for each LLC unit in SDC Financial.

No underwriters were involved in the issuance and sale of the shares of Class A common stock  or Class B common stock.  The issuances of the shares of Class A common stock and Class B common stock described in the foregoing paragraph were made in reliance on  Section 4(2) of the Securities Act and Rule 506 thereunder.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation of the Company is incorporated herein by reference.

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Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On September 13, 2019, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”).  The Company’s board of directors and sole stockholder previously approved the Amended and Restated Charter to be effective prior to the completion of the IPO. A description of the Amended and Restated Charter is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Charter is the same as previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Charter is qualified in its entirety by reference to the full text of the Amended and Restated Charter filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Effective as of September 13, 2019, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Company’s board of directors and sole stockholder previously approved the Amended and Restated Bylaws to be effective prior to the completion of the IPO. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Bylaws are the same as those previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of SmileDirectClub, Inc.
3.2*	Amended and Restated Bylaws of SmileDirectClub, Inc.
10.1*	Seventh Amended and Restated Limited Liability Company Agreement of SDC Financial LLC, dated as of September 13, 2019
10.2*	Tax Receivable Agreement, dated as of September 13, 2019
10.3*	Voting Agreement, dated as of September 13, 2019, by and among David Katzman and the parties named therein

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Susan Greenspon Rammelt
Name:	Susan Greenspon Rammelt
Title:	Secretary & General Counsel

Date: September 17, 2019

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